Purchase Agreement

This Purchase Agreement (the “Agreement”) was signed by both parties in Yiyang, Jiangxi, P.R.C. on Nov. , 2007.

Party A: Jiangxi Yiyang Fuda Copper Co., Ltd.
Address: Gejiaba, Huating Town, Yiyang County.

Party B: Jiangxi Moral Star Copper Technology Co., Ltd.Registered Address: Fengze Mall, Guangchang Road, Yijiang Town, Yiyang County, Jiangxi Province.

Whereas,
1. Party A is a company established in accordance with the laws of P.R.C., and registered at Jiangxi Province, Yiyang Administration of Industry and Commerce Bureau, with the legally valid business license No. 3623262000077;

2. Party B is a wholly-foreign owned company established under the laws of P.R.C., and registered at Jiangxi Province, Shangrao Administration of Industry and Commerce Bureau, with the legally valid business license No.361100510000102;

3. Party B has controlled the business operation of Party A through various agreements such as the Entrusted Management Agreement, Shareholders’ Proxy Agreement, Exclusive Option Agreement, and Shares Pledge Agreement signed between Party B and Party A;

4. The goal of both parties is to allow Party B own the entire business of Party A either through equity acquisition or assets purchases;

5. Before the goal aforesaid realized, both parties agree that, Party B agrees to purchase the equipment and patents, lease the manufacturing plants, land and remaining equipment of Party A so that Party B can conduct its business in China.

Both parties reach the agreement as follows after friendly negotiation:

Article 1 Definition

1.  Party A refers to Jiangxi Yiyang Fuda Copper Co., Ltd.
2.  Party B refers to Jiangxi Moral Star Copper Technology Co., Ltd.
3.  Both parties refer to Party A and Party B.
4.  PRC refers to People’s Republic of China.
5.  Equipment refers to the equipment Party A required.

6.  Net value of equipment refers to the net value of equipments after depreciation.
7.  Supply Channel refers to the suppliers of raw materials, accessories, equipment and component parts of Party A, who shall have supplied raw materials to Party A in the past.
8.  Sales Channel refers to the distributors and customers of Party A, who shall have purchased products from Party A directly or indirectly in the past.
9.  Employees refer to the personnel for production, including but not limited to manufacturing personnel, technicians, administrative personnel and logistics personnel.
10.  Resource refers to the total operational requirements, including but not limited to governmental relationship, utility suppliers, information channel, the materials purchased, semi-product and finished product.
11.  ”Entrusted Account” refers to the account opened in the name of Party A and controlled by Party B and Party B shall maintain the signature samples(seals) of the account. Pursuant to the Entrusted Management Agreement and this Agreement, all funds of Party A shall be deposited into this account and Party B shall have the absolute right to decide the use of funds deposited in the account.
12.  Profit refers to sales revenues after costs and manufacturing expenses.
13.  Transition Period refers to the period from the date this agreement is signed to the date all financial payment pf Party B arrives.

Article 2 The purchase of equipments

1.  Party B purchase the equipments (the “Sold Equipments”) from Party A.The list of Sold Equipments refers to the Annex 1, and the Sold Equipments were not set any pledge.
2.  Both parties agree that the purchase price for the Sold Equipments shall be RMB 2,000,000.00 (two million)Yuan, and paid by the left financial payment after the purchase of new equipments.
3.  Party B shall acquire the legal ownership of Sold Equipments immediately upon payment of the Purchase Price (RMB 2,000,000.00 Yuan) by Party B.
4.  The Purchase Price is payable within 10 days after the financial payment is arrived. The payment shall be remitted to the Entrusted Account.
5.  During the Transition Period, if Party B required, Party A shall rent the equipments to Party B with charge free, to guarantee the operation management of Party B.
6.  Party B shall purchase other equipment from market and Party A shall provide necessary help. Party B shall own all newly-purchased equipments.

Article 3 The purchases of raw materials, inventories and accounts receivable

1. Party B shall purchase from Party A, and Party A shall sell to Party B all the inventories, raw materials, semi-products and accounts receivable of Party A. Pary B shall receive the accounts receivable, also own the payment. Party B agrees to accept the purchase.
2. The price of all inventories, raw materials, semi-products and accounts receivable sold by Party A is RMB 150,000.00 (one hundred and fifty thousand) Yuan, and paid by the left financial payment after the purchase of new equipments.

Article 4 Patent and Trademark purchases

1. Party A agrees to sell to Party B, and Party B agrees to purchase from Party A the patent of utility model named Bending Water Pipe, and the patent number is ZL 99 2 59230.5, the certificate number is No. 427197. The price is RMB ten thousand (10,000.00) Yuan.
2. Party A agrees to sell the trademark to Party B, which is named “富爵FURDHER”. The trademark was registered on the following products (Serial No.11): Bathroom equipment, flushing device and washing equipment, the registration number is No. 3512752, registered by the Transferor, and the valid period is from 2005-1-28 to 2015-1-27. The price is RMB ten thousand (10,000.00) Yuan.
3. With respect to the patent and trademark owned by Party A referred to in subsection 1 and 2 of this Article 4, both parties shall enter into the Patent Transfer Agreement (Annex 2) and Trademark Transfer Agreement (Annex3)ôwhen this contract signedô to transfer these patent and trademark, and shall complete the related transfer procedures promptly.
4. Before the effectiveness of the patent and trademark transfers referred to in this Article 3, Party A shall grant to Party B a non-exclusive right to use the patent and trademark. After the effectiveness of the patent and trademark transfers, Party B shall grant to Party A a non-exclusive right to use the patent and trademark. All production of Party A shall managed by Party B in accordance with the Entrusted Management Agreement.
5. Party A represents and warrants that there is no any legal prohibition for the transfer of its patent and trademark, and that it has not transferred and license these patent and trademark to any third party.
6. The application fees related to the transfer procedures shall be paid by Party A. If a patent agent is retained to handle the transfer procedures, the agent’ s fees shall be borne equally by both parties.

Article 5 The lease of Real estates and Land use right

1. The real estates and land use right owned by Party A, which are situated at #93, Dongzhan Road and Gejiaping, Huating Town, were set mortgage. Therefore, Party A shall rent the real estates and land use right aforesaid to Party B.

2. Party A represents and warrants that it has the legal ownership to the real estates and land use right. Party A has the right to rent out the Leased Property to Party B and such renting activity will not violate any laws. With respect to the real estates and land use right that have been mortgaged to banks, Party A further represents and warrants that the mortgage will not have any substantive affect on such renting activity.
3. The annual rent for the real estates and land use right is RMB 200,000.00 (two hundred thousand) Yuan..
4. Party A shall be responsible for handling the registration procedures in connection with the renting of the real estates and land use right.

Article 6 Secondary Lien on Land use right and Real estates

Both parties agree that, although Party A has already mortgaged the land use right and real estates to banks, Party A shall, to the extent it is permissible under the PRC laws and the rights and interests of banks as mortgager will not be impaired, grant a secondary lien against the remaining value of the land use right and real estates to Party B. Party A shall be responsible for completing the related procedures to grant such secondary lien to Party B (If the mortgage registration authority refuses to process such registration due to reasons out of Party A’s control, Party A is not liable for any breach of this Agreement caused by this refusal).

Article 7 Employees

1. With respect to employees needed by Party B for its operations and productions, Party B shall have the priority to employ Party A’s existing employees. Party B has the right to decide at its sole discretion to employ all or part of Party A’s employees at any time. With respect to the employees decided to be employed by Party B, Party A shall convince such employees to sign labor contracts with Party B and terminate its employment relationship with Party A.
2. Party A shall promptly provide to Party B information about its entire work force and personnel, including but not limited to age, gender, specialty, experience and labor contact.
3. Party B shall be responsible for providing all labor and employee insurances to the workers and employees employed from Party A.

Article 8 Supply Channel and Sales Channel

1. Party A shall provide all supply channels and sales channels to Party B and help it to establish new supply and sales contracts.

Article 9 Other Resources

 Party B has right to use the other resources of Party A in accordance with the Entrusted Management Agreement.

Article 10 Entrusted Account
Party A shall open or designate an entrusted bank account over which Party B shall have the sole control and access to make deposit and payment of funds. The management of and the use of funds deposited in this entrusted account shall be carried out according to the Entrusted Management Agreement (Annex 4). The signature samples (seals) of this account shall be those designated or confirmed by Party B. During the Incorporating Period, Party A shall transfer all of its deposits and all cashes for daily operation to this Entrusted Account.

Article11 Operation

1. Party B shall commence productions independently after the registered capital is prepared and Party A shall be managed by Party B in accordance with the Entrusted Management Agreement.
2. Party B will carry out its operations and productions independently using the equipment to be bought or leased from Party A, the new equipment it purchases, the patents to be bought, the employees to be employed, and the Leased Property.
3. After the Transition Period, although Party A will not continue any actual productions, it has assets that are encumbered to banks to manage and debts or accounts payable to pay, all of which will be entrusted to Party B to manage according to the Entrusted Management Agreement. Party B shall be responsible for the management and operation of Party A, including controlling and managing the funds disbursement in Entrusted Account. Party B has the full right to control and administrate the financial affairs, operations, contract execution and performance, and payment of taxes on behalf of Party A. Through the performance of the Entrusted Management Agreement, Party B shall has the right to all of the profits of Party A and shall bear the losses of Party A.
4, All of Party A’s borrowings from banks will remain under Party A’s name and Party A shall repay the loans in accordance with the contracts signed with banks. Party B shall make up any shortages of the loans repayment. Party B agrees to guarantee the payment and performance of Party A’s obligations under these bank loans and to execute any necessary documents upon banks’ request.
5. Prior to the independent operation of Party B, Party A shall continue its currently existing operation, and Party A’ s operation shall be managed by Party B pursuant to the Entrusted Management Agreement.
6. Party A shall continue to perform all of its purchase contracts, sales contracts and other contracts (besides the loan agreements with banks) before the independent operation of Party B. Nevertheless, after the effectiveness of this Agreement, Party A shall promptly notify the contracting parties of the contracts that remain to be performed after the independent operation of Party B and assign these contracts to Party B to perform the remaining obligations under the contracts. Party A shall use its best efforts to convince the contracting parties to consent to the assignment. If the contracting parties refuse to consent to the assignment of these contracts to Party B, Party A shall continue to perform these non-assigned contracts, and Party B shall lease back whatever necessary equipment and manufacturing plants to Party A for free, and transfer back all necessary raw materials, inventory, work-in-progress to Party A at the price Party A pays to Party B. All profits from Party B’s operations shall be remitted to Party A by means of entrusted management fee.

7. Party A shall pay a monthly entrusted management fee to Party B within 20 days after the end of the preceding month. During the Incorporating Period, if Party B needs Party A to pay any incorporation fees and expenses on Party B’s behalf, Party B shall have the right to disburse the funds out of the Entrusted Account under the Entrusted Management Agreement.

Article 12 Purchase of Shares or Assets
Any shares or assets purchase of Party A by Party B and the determination of the purchase price shall be carried out according to the Exclusive Option Agreement.

Article 13 Responsibilities of Both Parties

1. Responsibility of Party A
(1)  To perform all sales, transfers and lease under this Agreement.
(2)  To promptly open or designate an account as the Entrusted Account.
(3)  To handle all matters and procedures necessary for the entrusted management arrangement between Party A and Party B.
(4)  To assist Party B to complete its registration with the custom office, tax authority, foreign currency administration and bank.
(5)  To assist Party B to complete any required procedures when Party B purchase Party A’s shares or assets in accordance with the Exclusive Option Agreement.
(6)  To assist Party B to expand the channels of raw materials and sales.
(7)  To assist Party B to employ the current personnel of Party A and, if Party B desires to employ more employees, additional employees from the job market.
(8)  To assist Party B to purchase manufacturing equipment, transportation vehicles, office supplies and communication equipment.

(9)  To assist Party B to obtain the preferential taxes or other special treatment permitted by the laws of PRC.
(10)  To comply with the provisions of this Agreement.

2. Responsibilities of Party B
(1)  To perform the purchase under this Agreement and to accept the transfer and lease under this Agreement.
(2)  To pay the Purchase Price for the purchased equipment and other purchase prices under this Agreement promptly upon receipt of financial payment.
(3)  To administrate the Entrusted Account.
(4)  To administrate all business activities of Party A.
(5)  To comply with the provisions of this Agreement.

Article 14 Term of Agreement
1. The term of this Agreement shall commence from the effective date of this Agreement when it is signed or sealed by authorized representatives from both parties, until the date on which Party B completes the acquisition of all equity interests or assets of Party A.
2. Both Parties agree not to terminate or modify this Agreement (other than as provided in Article 3) before Party B completes acquisition of all equity interests or assets of Party A.
3. If the financial payment of first term from Party B has not been made or the Purchase Prices under this Agreement have not been paid within 1 months following execution of this Agreement, Party A shall have the right to terminate this Agreement and withdraw the patents transferred and the equipments and all other resources supplied by Party A.

Article 15 Representations and Warranties

Either party represents and warrants to the other party on the date of the Agreement that it:

(1)  has the right to enter into the Agreement and the ability to perform the same;
(2)  the execution and delivery of this Agreement by each party have been duly authorized by all necessary corporate action;
(3)  the execution of this Agreement by the officer or representative of each party has been duly authorized

(4)  each party has no other reasons that will prevent this Agreement from becoming a binding and effective agreement between both parties after execution;
(5)  the execution and performance of the obligations under this Agreement will not:
(a)violate any provision of the business license, articles of association or other similar documents of its own;
(b)violate any provision of the laws and regulations of PRC or other governmental or regulatory authority or approval;
(c)violate or result in a breach of any contract or agreement to which the party is a party or by which it is bound.

Article 16 Liabilities for Breach of Contract
During the term of this Agreement, any violation of any provisions herein by either party constitutes breach of contract and the breaching party shall compensate the non-breaching party for the loss incurred as a result of this breach.

Article 17 Force Majeure

The failure of either party to perform all or part of the obligations under the Agreement due to force majeure shall not be deemed as breach of contract. The affected party shall present promptly valid evidence of such force majeure, and the failure of performance shall be settled through consultations between the parties hereto.

Article 18 Governing Laws

The conclusion, validity, interpretation, and performance of this Agreement and the settlement of any disputes arising out of this Agreement shall be governed by the laws and regulations of the People’s Republic of China.

Article 19 Settlement of Disputes

Any disputes under the Agreement shall be settled at first through friendly consultation between the parties hereto. In case no settlement can be reached through consultation, each party shall have the right to submit such disputes to China International Economic and Trade Arbitration Commission. The place of arbitration is in Beijing. The arbitration award shall be final and binding on both parties.

Article 20 Confidentiality

1 The parties hereto agree to cause its employees or representatives who have access to and knowledge of the terms and conditions of this Agreement to keep strict confidentiality and not to disclose any of these terms and conditions to any third party without the expressive requirements under law or request from judicial authorities or governmental departments or the consent of the other party, otherwise such party or personnel shall assume corresponding legal liabilities.

2 The obligations of confidentiality under Section 1 of this Article shall survive after the termination of this Agreement.

Article 21 Severability

1 Any provision of this Agreement that is invalid or unenforceable due to the laws and regulations shall be ineffective without affecting in any way the remaining provisions hereof.

2 In the event of the foregoing paragraph, the parties hereto shall prepare supplemental agreement as soon as possible to replace the invalid provision through friendly consultation.

Article 22 No-Waiver of Rights

1 Any failure or delay by any party in exercising its rights under this Agreement shall not constitute a waiver of such right.

2 Any failure of any party to demand the other party to perform its obligations under this Agreement shall not be deemed as a waiver of its right to demand the other party to perform such obligations later.

3 If a party excuses the non-performance by other party of certain provisions under this Agreement, such excuse shall not be deemed to excuse any future non-performance by the other party of the same provision.

Article 23 Prohibition on Assignment

Unless otherwise specified under this Agreement, no party can assign or delegate any of the rights or obligations under this Agreement to any third party nor can it provide any guarantee to such third party or carry out other similar activities without the prior written from the other party.

Article 24 Miscellaneous

1 Any amendment entered into by the parties hereto after the effectiveness of this Agreement shall be an integral part of this Agreement and have the same legal effect as part of this Agreement. In case of any discrepancy between the amendment and this Agreement, the amendment shall prevail. In case of several amendments, the amendment with the latest date shall prevail.

2 This Agreement is executed by Chinese and English in duplicate, and in case of any conflict the Chinese version shall prevail. Each of the original Chinese and English versions of this Agreement shall be executed in 6 copies. Each party shall hold two original of each version, and the rest shall be used for governmental registration or other necessary approval purposes.

3 In witness hereof, the Agreement is duly executed by the parties hereto on the date first written above.

(No Text Below)

(SIGNATURE PAGE)

Party A: Jiangxi Yiyang Fuda Copper Co., Ltd (Seal).

Legal Representative (signature):

Party B: Jiangxi Moral Star Copper Technology Co., Ltd (Seal).

Legal Representative (signature):

Annex 1: The list of Sold Equipment
Annex 2: Patent Transfer Agreement
Annex 3: Trademark Transfer Agreement
Annex 4: Entrusted Management Agreement